                                                                    EXHIBIT 10.8

Confidential                                                      Execution Copy

                           TRADEMARK LICENSE AGREEMENT

                                  BY AND AMONG

                   FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

         FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI)

                                   CO., LTD.

                                       AND

                      COMPANIES LISTED IN APPENDIX 1 HEREOF

                                 MARCH 28, 2005

                                    CONTENTS

Article 1 - Definition..............................................     1

Article 2 - Grant of the Trademarks for Use.........................     2

Article 3 - License Fee for the Trademarks..........................     3

Article 4 - Service Quality.........................................     3

Article 5 - Undertaking by Licensor.................................     3

Article 6 - Undertaking by Licensee.................................     4

Article 7 - Trademark Protection....................................     4

Article 8 - Contract Term...........................................     4

Article 9 - Notice..................................................     5

Article 10 - Default Liability......................................     5

Article 11 - Force Majeure..........................................     6

Article 12 - Miscellaneous..........................................     6

Execution Page......................................................     8

Appendix 1 - Licensed Advertisement Companies.......................    13

Appendix 2 - Copies of Trademark Registration Certificates..........    14

                           TRADEMARK LICENSE AGREEMENT

This TRADEMARK LICENSE AGREEMENT (this "AGREEMENT") is entered into as of March 28, 2005 in the People's Republic of China ("CHINA" or "PRC") by and among the following three Parties:

(1) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., a company of limited liabilities incorporated in Changning District, Shanghai, with its legal address at E, Room 1003, No.1027, Changning Road, Changning District, Shanghai (the "LICENSOR");

(2) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated and existing under the laws of China, with its legal address at Flat F Room 1003No. 1027 Changnin Road, Changnin District, Shanghai("FOCUS MEDIA ADVERTISEMENT"); and

(3) COMPANIES listed in Appendix 1 hereof (the "LICENSED ADVERTISEMENT COMPANIES").

(Focus Media Advertisement and Licensed Advertisement Companies shall hereinafter be referred to together as "LICENSEE"; Licensor and Licensee as "PARTIES" collectively, and "PARTY" individually.)

WHEREAS:

(1) Licensor (as defined below) is the owner of the Licensed Trademarks (as defined below) in the People's Republic of China, and is willing to grant the Licensed Trademarks to Licensee (as defined below) for its use; and

(2) Licensee wishes to use the Licensed Trademarks in its commercial activities, and is willing to pay License Fee for its use of the Licensed Trademarks.

NOW, THEREFORE, after friendly consultations between them, Licensor and Licensee hereby agree in respect of the license of trademarks as follows:

                             ARTICLE 1 - DEFINITION

Unless otherwise specified in writing by the Parties, the following terms in this Agreement shall be interpreted to have the following meanings:

"THIS AGREEMENT"     means this Trademark License Agreement, and any amendments, supplements or other changes made thereto in accordance with the terms of this Agreement.

"LICENSEE"           means Focus Media Advertisement and/or any one of the
                     Licensed Advertisement Companies.

Trademark License Contract(Eng)050331-CT

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"LICENSED            means the trademarks set out in the trademark application
TRADEMARKS"          documents listed in Appendix 2 hereof, such trademarks
                     intented to be filed and registered with the Trademark
                     Office of PRC and granted by Licensor in accordance with this Agreement to Licensee for its use during the Licensed
                     Term (as defined below) in the Licensed Territory (as defined below) in connection with the provision of designated services.

"LICENSED SERVICES"  means the advertisements business of designing, manufacturing, agency and publicizing engaged by the Licensee.

"LICENSED TERM"      means five (5) years from [the effective date of this
                     Agreement].

"LICENSED TERRITORY" in relation to Focus Media Advertisement, means Shanghai
                     Municipility in relation to any of the Licensee, means the territory in relation to such Party accordingly as listed in Appendix 1.

"CHINA" or "PRC"     means the People's Republic of China, for the purposes of
                     this Agreement, excluding the Hong Kong Special
                     Administrative Region, the Macao Special Administrative
                     Region and Taiwan region.

"LICENSE FEE"        means the trademark license fees payable by Licensee in
                     accordance with this Agreement to Licensor for its use of the Licensed Trademarks.

                   ARTICLE 2 - GRANT OF THE TRADEMARKS FOR USE

2.1 In accordance with the terms and conditions of this Agreement, Licensor hereby grants to each of Licensees, in respect of the Licensed Trademarks, a non-exclusive and non-transferable right for it to use such Licensed Trademarks during the Licensed Term and in the Licensed Territory for the purpose of provision of Licensed Services.

2.2 Unless otherwise agreed by Licensor, Licensee may not use directly or indirectly, or authorize other parties to use, Licensed Trademarks in any place outside the Licensed Territory.

2.3 After Licensor has granted Licensee the right to use the Licensed Trademarks, Licensor shall remain the owner of the Licensed Trademarks, with the right to further use, grant other parties to use, or otherwise dispose of the Licensed Trademarks in accordance with laws. Licensee shall only be entitled to the right of using the Licensed Trademarks within the scope specifically authorized in this Agreement.

2.4 Each of Licensees agrees that, when providing the Licensed Services and in connection with materials of advertisements, promotions and exhibitions thereof, it shall identify

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

      according to relevant provisions the Licensor's ownership in the Licensed Trademarks, or specify other trademark signs as required by Licensor.

                   ARTICLE 3 - LICENSE FEE FOR THE TRADEMARKS

3.1 To use the Licensed Trademarks hereunder, Licensee shall pay to Licensor the License Fee in accordance with this Agreement.

3.2 The License Fee shall be calculated in a fixed way, with the amount of RMB1,000 per month as License Fee of each of Licensees and denominated in Renminbi to the Licensor.

3.3 The License Fee under Article 3 hereof shall be calculated and paid on a quarterly basis. Each of Licensees shall pay to Licensor the License Fee of the current quarter prior respectively to January 10, April 10, July 10 and October 10 of each year (for each, the "PAYMENT DUE DATE") in accordance with Article 3.2 hereof.

3.4 Each of Licensees shall, in accordance with this Article 3, pay promptly the amounts due and payable to Licensor to the bank account designated by Licensor. In case that Licensor is to change its bank account, Licensor shall notify each of Licensees thereof in writing seven (7) working days in advance.

                           ARTICLE 4 - SERVICE QUALITY

The service quality of the Licensed Services provided by Licensee using the Licensed Trademarks shall meet up with the requirements of Licensor. Licensee shall be subject to the inspection of Licensor for service quality, and shall establish a strict quality control and guarantee system according to Licensor's requirements, as to procure that the Licensed Services provided by it meet with excellent quality level. Licensor shall have the right to carry out at any time inspection and examination at the business premises of Licensee on the service flow procedures and quality of the Licensed Services.

                       ARTICLE 5 - UNDERTAKING BY LICENSOR

Licensor hereby undertakes to Licensee as follows:

(1) As the legal owner of the Licensed Trademark, Licensor has the ability to perform its obligations hereunder;

(2) during the Licensed Term prescribed herein, Licensor shall try its best to complete the registration procedure of Licensed Trademark as soon as possible,take necessary measures to renew the registration of the Licensed Trademarks which has already obtained registration, as to maintain its ownership in the Licensed Trademarks; and

(3) In case that Licensee is involved in any infringement dispute concerning the Licensed Trademarks due to the license thereof hereunder, Licensor shall guide and assist Licensee to solve such disputes.

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                       ARTICLE 6 - UNDERTAKING BY LICENSEE

Licensee hereby undertakes irrevocably to Licensor as follows:

(1) In carrying out any and all business activities using the Licensed Trademarks, Licensee shall endeavor to maintain the reputation and image of the Licensed Trademarks, as to be desirable to upgrade the intangible asset value of such Trademarks;

(2) Licensee undertakes that, upon being granted to use the Licensed Trademarks, it shall guarantee strictly that the quality of the Licensed Services provided by it using the Licensed Trademarks shall meet with the service standards generally adopted by Licensor; in case of any compensation as the result of its service quality, Licensee shall be liable thereto, and shall report to Licensor any issue of service quality dispute promptly and no later than three (3) days of the occurrence of such dispute;

(3) during the Licensed Term hereunder, Licensee may only use the Licensed Trademarks in relation to the provision of the Licensed Services prescribed hereunder; and

(4) in case of any loss incurred to Licensor due to breaching by each of Licensees of the undertakings above, such Licensee shall indemnify Licensor fully for such loss as suffered by Licensor.

                        ARTICLE 7 - TRADEMARK PROTECTION

7.1 If Licensee finds any infringements by any third parties of the rights contained in the Licensed Trademarks, Licensee shall notify Licensor thereof immediately.

7.2 Any legal action to be taken within China to protect the Licensed Trademarks shall however be taken by Licensor. Upon request of Licensor, Licensee shall provide Licensor with all reasonable assistances and cooperations in relation to such actions taken by Licensor.

                           ARTICLE 8 - AGREEMENT TERM

8.1 The Parties hereby confirm that this Agreement shall become retrospectively effective as far as the date November 1, 2004 upon formal execution thereof by the Parties; unless terminated earlier by the Parties in writing, this Agreement shall be valid for a term of five (5) years since November 1, 2004. Notwithstanding the provision in the preceding sentence, as the rights and obligations of each of Licensees hereunder are severable and independent from each other, upon agreement in writing by Licensor, this Agreement may be terminated only in relation to any one of Licensees, with such termination not subject to the agreement of the other Licensees.

8.2 Upon termination of this Agreement, each Party shall continue to abide by its obligations under Article 3 hereunder.

Trademark License Contract(Eng)050331-CT

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

                               ARTICLE 9 - NOTICE

9.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                         ARTICLE 10 - DEFAULT LIABILITY

10.1 The Parties agree and confirm that, if any Party (the "DEFAULTING PARTY") breaches substantially any of the agreements made under this Agreement, or fails substantially to perform any of the obligations under this Agreement, such a breach shall constitute a default under this Agreement (a "DEFAULT"), then the non-defaulting Party whose interest is damaged thereby shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of the non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the non-defaulting Party shall have the right, at its own discretion, to (1) terminate this Agreement and require the Defaulting Party to indemnify it fully for the damage; or (2) demand the enforcement of the Defaulting Party's obligations hereunder and require the Defaulting Party to indemnify it fully for the damage.

10.2 The Parties agree that any of the following events shall be deemed to have constituted the Default:

      (1) Any of the Licensed Advertisement Companies or their respective shareholders breach any provisions of the Shareholder's Voting Rights Proxy Agreement entered into by it with Licensor on March 28, 2005;

      (2) the shareholders of any of the Licensed Advertisement Companies breach any provisions of the Call Option Agreement entered into by it with Licensor on March 28, 2005;

      (3) the shareholders of Focus Media Technology breach any provisions of the Loan Agreement entered into by them respectively with the Licensor on March 28, 2005 or

      (4) The Licensees breach any provisions of the Technology License and Service Agreement entered into by them any Focus Media Digital Information Technology (Shanghai) Co., Ltd.(hereinafter "FOCUS MEDIA DIGITAL"), a company with limited liability incorporated in accordance with PRC laws and whose domicile is Room A72 Floor 28 No.369 Jiangsu Road Changning District, Shanghai Municipility on March 28, 2005.

Trademark License Contract(Eng)050331-CT

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

10.3 Notwithstanding any other provisions herein, the validity of this Article 10 shall not be affected by the suspension or termination of this Agreement.

                           ARTICLE 11 - FORCE MAJEURE

In the event of earthquake, typhoon, flood, fire, war, computer virus, loophole in the design of tooling software, internet system encountering hacker's invasion, change of policies or laws, and other unforeseeable or unpreventable or unavoidable event of force majeure, which directly prevents a Party from performing this Agreement or performing the same on the agreed condition, the Party encountering such a force majeure event shall forthwith issue a notice by a facsimile and, within thirty (30) days, present the documents proving the details of such force majeure event and the reasons for which this Agreement is unable to be performed or is required to be postponed in its performance, and such proving documents shall be issued by the notarial office of the area where such force majeure event takes place. The Parties shall consult each other and decide whether this Agreement shall be waived in part or postponed in its performance with regard to the extent of impact of such force majeure event on the performance of this Agreement. No Party shall be liable to compensate for the economic losses brought to the other Parties by the force majeure event.

                           ARTICLE 12 - MISCELLANEOUS

12.1 This Agreement shall be prepared in the Chinese language in eighteen (18) original copies, with each involved Party holding one (1) copy hereof.

12.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

12.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on the Parties involved in such dispute.

12.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

Trademark License Contract(Eng)050331-CT

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12.6  The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

12.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.8 Once executed, this Agreement shall replace any other legal documents entered into by the Parties in respect of the same subject matter hereof. Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

12.9 No Party shall assign any of its rights and/or obligations hereunder to any parties other than the Parties hereof without the prior written consent from the other Parties.

12.10 This Agreement shall be binding on the legal successors of the Parties.

12.11 The rights and obligations of each of the Licensees hereunder are independent and severable from each other, and the performance by any of Licensees of its other obligations hereunder shall not affect the performance by any other of Licensees of their obligations hereunder.

12.12 Licensor shall, as to the registered Licensed Trademarks within three (3) months of the date of the public announcement of the registration of the trademarks, submit a copy of this Agreement to its Trademark Office for filing, for the Trademark Office to announce for public knowledge. The fees incurred during the filing process of this Agreement shall be borne by each of Licensees themselves.

                   [the remainder of this page is left blank]

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

EXECUTION PAGE

IN WITNESS HEREOF, the Parties have caused this Trademark License Agreement to be executed as of the date first hereinabove mentioned.

Shanghai Focus Media Advertisement Co., Ltd. (Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

Focus Media Technology (Shanghai) Co., Ltd. (Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Du Kang
              ---------------------

Trademark License Contract(Eng)050331-CT

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

Name: Du Kang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Zhang Junyan
              ----------------------
Name: Junyan Zhang
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Xie Haobo
              ----------------------
Name: Haobo Xie
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI QIANJIAN ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD.
(Company chop)

Trademark License Contract(Eng)050331-CT

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI TIANMA WEIYE ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

Trademark License Contract(Eng)050331-CT

XI'AN FOCUS MEDIA INFORMATION COMMUNICATION CO., LTD.
(Company chop)

Signature by: /s/ Junrong Zhang
              ---------------------
Name: Junrong Zhang
Position: Authorized Representative

Trademark License Contract(Eng)050331-CT

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APPENDIX 1

                         LICENSED ADVERTISMENT COMPANIES

              COMPANY
               NAME             LICENSED AREA                  REGISTERED ADDRESS
----------------------------    -------------    ----------------------------------------------
Sichuan Focus Media             Chengdu          1-1-6-603 No.151 North Kehua Road Wuhou
Advertising Agency Co., Ltd.                     District Chengdu

Zhejiang Ruihong Focus          Hangzhou         Room 909 Building C Huanglongshiji Plaza No.1
Media Culture Communications                     Hangda Road, Hangzhou
Co., Ltd.

Chongqin Geyang Focus Media     Chongqin         25-3-4 Building A Shidaihaoyuan No.3 Qingnian
Culture Communications Co.,                      Road Yuzhong District
Ltd.

Changsha Focus Media Century    Changsha         No. 692 Middle Furong Road, Changsha
Advertising Co., Ltd.

Qingdao Focus Advertising       Qingdao          Room 5 Floor 12 No.37, Donghai Road South
Agency Co., Ltd.                                 District

Dalian Focus Media              Dalian           No. 45 Shanghai Road, Zhongshan District
Advertising Agency Co., Ltd.                     Dalian

Yunnan Focus Media Co., Ltd.    Kunming          Room 01 Floor 20 Building SOHOB Yinhai
                                                 International Flat, Kunming

Wuhan Geshi Focus Media         Wuhan            Room 1602 Wuhan Plaza No.358 Jiefang Avenue,
Advertising Co., Ltd.                            Wuhan

Nanjing Focus Media             Nanjing          Room 2317 Keyuan Hotel Nanjing High-tech
Advertising Agency Co., Ltd.                     Development Zone

Shanghai Qianjian               Shanghai         Room 820 No.706 Huashan Road Gaoqiao Town
Development Zone Co.Ltd.                         Pudong New Area, Shanghai Municipility

Zhuhai Focus Media Culture      Zhuhai           Room 801 Floor 8 Post Tower No.1072 Xiangzhou
Communication Co., Ltd.                          Fenghuang Road, Zhuhai

Tianjin Focus Media Tongshen    Tianjin          Room 6-4-301 Xinda Gardern Baiti Road Nankai
Advertisement Co., Ltd.                          District Tianjin

Hebei Tianma Weiye              Shijiazhuang     Room 1708 Taihe Tower No.19 Shibeixiao Street,
Advertising Co., Ltd.                            Shijiazhuang

Guangzhou Fuke Advertising      Guangzhou        Room 01 Floor 29 Youyage Tianyu Gardern No.158
Co., Ltd.                                        Middle Linhe Road, Guangzhou

Xiamen Focus Media              Xiamen           Room 13D Guomao Tower South Hubin Road
Advertising Co., Ltd.

Xi'an Focus Media Culture       Xi'an            Roon 1810 No. 42 Gaoxin Road Gaoxin District,
Communication Co., Ltd.                          Xi'an

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                                      13
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       APPENDIX 2 - COPIES OF TRADEMARK REGISTRATION APPLICATION DOCUMENTS

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